MUNIVEST
PENNSYLVANIA
INSURED
FUND








FUND LOGO










Annual Report

October 31, 1996





Officers and Trustees
Arthur Zeikel, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Gerald M. Richard, Treasurer
Mark B. Goldfus, Secretary

Transfer Agents

Common Shares:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Shares:
IBJ Schroder Bank &Trust Company
One State Street
New York, NY 10004

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

NYSE Symbol
MVP



This report, including the financial information herein, is transmitted to the shareholders of MuniVest Pennsylvania Insured Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Shares by issuing Preferred Shares to provide Common Shareholders with a potentially higher rate of return. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares may affect the yield to Common Shareholders. Statements and other information herein are as dated and are subject to change.



MuniVest Pennsylvania
Insured Fund
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper

MUNIVEST PENNSYLVANIA INSURED FUND





The Benefits and
Risks of
Leveraging

MuniVest Pennsylvania Insured Fund utilizes leveraging to seek to enhance the yield and net asset value of its Common Shares. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Shares, which pay dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Shares. However, in order to benefit Common Shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Share capitalization of $100 million and the issuance of Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Shares.

In this case, the dividends paid to Preferred Shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Shares will be reduced or eliminated completely. At the same time, the market value on the fund's Common Shares (that is, its price as listed on the New York Stock Exchange) may, as a result, decline.Furthermore, if long-term interest rates rise, the Common Shares' net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Shares does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Shares may also decline.

Important Tax
Information
(unaudited)

All of the net investment income distributions paid by MuniVest Pennsylvania Insured Fund during its taxable year ended October 31, 1996, qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, there were no capital gains distributed by the Fund during the year.

Please retain this information for your records.




DEAR SHAREHOLDER


For the year ended October 31, 1996, the Common Shares of MuniVest Pennsylvania Insured Fund earned $0.721 per share income dividends, which included earned and unpaid dividends of $0.060. This represents a net annualized yield of 5.69%, based on a month-end net asset value of $12.68 per share. Over the same period, the total investment return on the Fund's Common Shares was +4.32%, based on a change in per share net asset value from $12.91 to $12.68, and assuming reinvestment of $0.724 per share income dividends.

For the six-month period ended October 31, 1996, the total investment return on the Fund's Common Shares was +5.56%, based on a change in per share net asset value from $12.38 to $12.68, and assuming reinvestment of $0.355 per share income dividends.

For the six-month period ended October 31, 1996, the Fund's Auction Market Preferred Shares had an average yield of 3.35%.

The Environment
Investor perceptions regarding the direction of the US economy shifted over the course of the six-month period ended October 31, 1996. Throughout the summer months, concerns of an overheating economy and spiraling inflation dominated the financial markets as investors focused on the increasing possibility of monetary policy tightening by the Federal Reserve Board. However, as it became apparent that inflationary pressures were still under control--and when the Federal Reserve Board did not tighten monetary policy at its September 24 meeting--the investment outlook became more positive. These developments, coupled with several economic data releases that showed growth was at or below expectations, helped to assuage investors' concerns about an overheating economy. Stock and bond prices improved, with most broad-based stock market averages reaching historic high levels. However, one factor potentially overshadowing investor enthusiasm is the possibility that corporate profits may have peaked for this economic cycle.

The US economy clearly has slowed from its strong growth rate during the first half of 1996. Gross domestic product (GDP) growth is slowing, labor-cost pressures are subsiding, consumer confidence is easing, and commodity prices are dropping. Investors are also anticipating that President Clinton's re-election, combined with continued Republican majorities in the House of Representatives and the Senate, will prove positive for the nation's budget deficit. As 1996 draws to a close, investors are likely to continue to focus on the economy. Evidence of continued growth at a non-inflationary pace would be positive for the US capital markets.

The Municipal Market and
Portfolio Strategy
During the past 12 months, the municipal bond market was extremely volatile. As measured by the Bond Buyer Revenue Bond Index, long-term tax-exempt bond yields ranged from a low of 5.63% on January 4, 1996 to a high of 6.34% on June 13, 1996. At year-end October 31, 1996, the Index was roughly back to the levels at which it began the period, having retraced the losses associated with a surge in economic growth during the first six months of the calendar year. The change in direction of long-term interest rates occurred as a result of the slower economic pace exhibited during the third quarter of 1996. The change of pace led investors to alter the consensus view of future monetary policy from that of a tightening to no change. Since August, prices of long-term fixed-income securities have risen modestly while short-term securities have reacted more dramatically.

During the 12 months ended October 31, 1996, we sought to provide a generous level of tax-exempt income for shareholders without sacrificing the strong credit quality characteristics of the portfolio. We ended the prior year constructive on the interest rate environment and extended the duration of the portfolio by purchasing securities which we believed would enhance the total return to the shareholder in a period of declining interest rates. However, strong job growth led an economic revival from February through July which forced a major change in investor psychology. We shifted the portfolio to a more defensive posture to protect the net asset value as yields on long-term municipal bonds surged approximately 0.75% between January and mid-June. Since peaking in June, interest rates have declined somewhat as the economy has shown early signs of cooling. We shifted to a more neutral posture once again. By remaining fully invested during the period, we were able to provide an attractive dividend while limiting interest rate risk.

For the 12-month period ended October 31, 1996, the Fund experienced a 3.97% increase in cumulative total return versus an average increase of 5.95% for all Pennsylvania tax-exempt closed-end leveraged bond funds as reported by Lipper Analytical Services, Inc. The Fund's Common Shares also produced a 5.71% yield for the 12-month period ended October 31, 1996 as compared to the industry average of 5.84% as reported by Lipper Analytical Services, Inc.

In Conclusion
We appreciate your ongoing interest in MuniVest Pennsylvania Insured Fund, and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,





(Arthur Zeikel)
Arthur Zeikel
President





(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President





(William M. Petty)
William M. Petty
Portfolio Manager




November 27, 1996




Proxy Results

During the six-month period ended October 31, 1996, MuniVest
Pennsylvania Insured Fund Common Shareholders voted on the following proposals. The proposals were approved at a special shareholders'
meeting on September 19, 1996. The description of each proposal and number of shares voted are as follows:
                                                                           Shares Voted          Shares Voted
                                                                               For            Without Authority
1. To elect the Fund's Board of Trustees:      Herbert I. London            3,858,141                69,981
                                               Robert R. Martin             3,858,494                69,628
                                               Andre F. Perold              3,858,494                69,628
                                               Arthur Zeikel                3,856,341                71,781

                                                                         Shares Voted        Shares Voted     Shares Voted
                                                                             For               Against          Abstain
2. To select Deloitte & Touche LLP as the Fund's independent auditors.    3,853,281             19,842           54,999


During the six-month period ended October 31, 1996, MuniVest
Pennsylvania Insured Fund Preferred Shareholders voted on the following proposals. The proposals were approved at a special shareholders' meeting on September 19, 1996. The description of each proposal and number of shares voted are as follows:


                                                                           Shares Voted          Shares Voted
                                                                               For            Without Authority
1. To elect the Fund's Board of Trustees:      James H. Bodurtha               909                     68
                                               Herbert I. London               909                     68
                                               Robert R. Martin                909                     68
                                               Joseph L. May                   909                     68
                                               Andre F. Perold                 909                     68
                                               Arthur Zeikel                   909                     68

                                                                         Shares Voted        Shares Voted     Shares Voted
                                                                             For               Against          Abstain
2. To select Deloitte & Touche LLP as the Fund's independent auditors.       909                  52               16




Portfolio
Abbreviations

To simplify the listings of MuniVest Pennsylvania Insured Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT     Alternative Minimum Tax (subject to)
GO      General Obligation Bonds
HFA     Housing Finance Agency
IDA     Industrial Development Authority
PCR     Pollution Control Revenue Bonds
S/F     Single Family
UT      Unlimited Tax
VRDN    Variable Rate Demand Notes
YCN     Yield Curve Notes

SCHEDULE OF INVESTMENTS                                                                                      (in Thousands)
                 S&P     Moody's      Face                                                                           Value
STATE            Ratings Ratings     Amount   Issue                                                                (Note 1a)
Pennsylvania--                                Allegheny County, Pennsylvania, Hospital Development
93.9%                                         Authority Revenue Bonds:
                 A1      VMIG1++    $   500     (Presbyterian Health Center), VRDN, Series A, 3.50%
                                                due 3/01/2020 (a)(b)                                                 $   500
                 AAA     Aaa          2,000     Refunding (Pittsburgh Mercy Health System), 5.625%
                                                due 8/15/2026 (d)                                                      1,964

                 NR*     A1             200   Allegheny County, Pennsylvania, IDA, Revenue Refunding
                                              Bonds (Commercial Development Parkway Center Mall
                                              Project), VRDN, Series A, 3.85% due 5/01/2009 (a)                          200

                 AAA     Aaa          1,600   Altoona, Pennsylvania, City Authority, Water Revenue Bonds,
                                              Series A, 6.50% due 11/01/2019 (c)                                       1,752

                 AAA     Aaa          3,000   Bethlehem, Pennsylvania, Water Authority Revenue Refunding Bonds,
                                              6.25% due 11/15/2001 (b)(g)                                              3,237

                 AAA     Aaa          2,550   Blair County, Pennsylvania, Hospital Authority Revenue Bonds
                                              (Altoona Hospital Project), 6.375% due 7/01/2013 (d)                     2,703

                 AAA     Aaa          1,000   Bucks County, Pennsylvania, IDA, Revenue Refunding Bonds
                                              (Grand View Hospital), Series A, 5.25% due 7/01/2021 (d)                   929

                 AAA     Aaa          1,590   Bucks County, Pennsylvania, Water and Sewer Authority, Sewer
                                              System Revenue Bonds, 6.75% due 12/01/2019 (c)                           1,757

                 AAA     Aaa          2,000   Delaware County, Pennsylvania, IDA, PCR (Philadelphia Electric
                                              Company Project), Series A, 7.375% due 4/01/2021 (d)                     2,253

                 AAA     Aaa          2,225   Ephrata, Pennsylvania, Area School District, GO, UT, 5.75% due
                                              10/15/2013 (c)                                                           2,262

                 AAA     Aaa          5,000   Exeter Township, Pennsylvania, Sewer Authority Revenue
                                              Refunding Bonds (Berks County), 6.20% due 7/15/2022 (b)                  5,159

                 AAA     Aaa          2,750   Hampton Township, Pennsylvania, School District, GO, UT,
                                              6.75% due 11/15/2004 (d)(g)                                              3,106

                 AAA     Aaa          3,280   Johnstown, Pennsylvania, Refunding Bonds, UT, 6.45% due
                                              10/01/2019 (c)                                                           3,504

                 A       A            1,730   Lehigh County, Pennsylvania, General Purpose Authority Revenue
                                              Bonds (Muhlenberg Hospital Center), Series B, 5.75% due 7/15/2010        1,711

                                              Lehigh County, Pennsylvania, IDA, PCR, Refunding (Pennsylvania
                                              Power & Light Company Project), Series A (b):
                 AAA     Aaa          3,000     6.40% due 11/01/2021                                                   3,197
                 AAA     Aaa          2,575     5.50% due 2/15/2027                                                    2,497

                 AAA     Aaa          3,000   Luzerne County, Pennsylvania, IDA, Exempt Facilities Revenue
                                              Refunding Bonds (Pennsylvania Gas & Water Company Project), AMT,
                                              Series A, 7% due 12/01/2017 (d)                                          3,375

                 AAA     NR*          1,200   Montgomery County, Pennsylvania, Higher Education and Health
                                              Authority, Revenue Refunding Bonds (Saint Joseph's University),
                                              6.50% due 12/15/2022 (h)                                                 1,296

                 AAA     Aaa          3,000   North Penn, Pennsylvania, Water Authority Revenue Bonds,
                                              7% due 11/01/2004 (c)(g)                                                 3,457

                 AAA     Aaa          1,000   Northeastern, Pennsylvania, Hospital and Education Authority,
                                              College Revenue Bonds (Luzerne County Community College), 6.625%
                                              due 8/15/2015 (d)                                                        1,089

                 BBB+    Baa1         2,500   Pennsylvania Economic Development Financing Authority, Wastewater
                                              Treatment Revenue Bonds (Sun Company Inc.--R & M Project), AMT,
                                              Series A, 7.60% due 12/01/2024                                           2,783

                 AAA     Aaa          3,000   Pennsylvania State, GO, Refunding, UT, 5.375% due 11/15/2003 (c)         3,127

                 AA+     Aa           2,500   Pennsylvania State, HFA, S/F Mortgage, Series 39B, AMT, 6.875%
                                              due 10/01/2024                                                           2,635

                 AAA     Aaa          4,000   Pennsylvania State Higher Educational Assistance Agency, Student
                                              Loan Revenue Bonds, AMT, Series C, 7.15% due 9/01/2021 (d)               4,268

                 AAA     Aaa          2,005   Pennsylvania State Higher Educational Facilities Authority,
                                              Health Services Revenue Refunding Bonds (Allegheny Delaware
                                              Valley), Series A, 5.875% due 11/15/2021 (b)                             2,023

                 AAA     Aaa          2,000   Philadelphia, Pennsylvania, Water and Wastewater Revenue
                                              Refunding Bonds, 5% due 6/15/2019 (b)                                    1,816

                 AAA     Aaa          4,500   Pittsburgh, Pennyslvania, Water and Sewer Authority, Water and
                                              Sewer System Revenue Bonds, First Lien, Series A, 5.60% due
                                              9/01/2022 (c)                                                            4,439

                 AAA     Aaa          2,000   Solanco, Pennsylvania, School District, GO, UT, 6.30% due
                                              2/15/2014 (c)                                                            2,116

                 AAA     Aaa          3,000   Somerset County, Pennsylvania, General Authority, Commonwealth
                                              Lease Revenue Bonds, 6.25% due 10/15/2001 (c)(g)                         3,234

                 AA+     Aa1          1,350   Swarthmore Boro Authority, Pennsylvania College Revenue
                                              Refunding Bonds, 6% due 9/15/2020                                        1,371


Puerto Rico--    AAA     Aaa          1,500   Commonwealth of Puerto Rico, GO, YCN, 8.022% due 7/01/2020 (e)(f)        1,517
1.9%

                 Total Investments (Cost--$71,658)--95.8%                                                             75,277

                 Other Assets Less Liabilities--4.2%                                                                   3,273
                                                                                                                     -------
                 Net Assets--100.0%                                                                                  $78,550
                                                                                                                     =======

              (a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1996.
              (b)MBIA Insured.
              (c)FGIC Insured.
              (d)AMBAC Insured.
              (e)FSA Insured.
              (f)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1996.
              (g)Prerefunded.
              (h)Connie Lee Insured.
                *Not Rated.
               ++Highest short-term rating by Moody's Investors Service, Inc.
                 Ratings of issues shown have not been audited by Deloitte & Touche LLP.

                 See Notes to Financial Statements.


STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
                    As of October 31, 1996
Assets:             Investments, at value (identified cost--$71,658,465) (Note 1a)                          $ 75,276,774
                    Cash                                                                                         139,651
                    Receivables:
                      Securities sold                                                      $  2,002,425
                      Interest                                                                1,291,120        3,293,545
                                                                                           ------------
                    Deferred organization expenses (Note 1e)                                                      22,300
                    Prepaid expenses and other assets                                                              5,578
                                                                                                            ------------
                    Total assets                                                                              78,737,848
                                                                                                            ------------

Liabilities:        Payables:
                      Dividends to shareholders (Note 1f)                                        67,332
                      Investment adviser (Note 2)                                                33,148          100,480
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        87,696
                                                                                                            ------------
                    Total liabilities                                                                            188,176
                                                                                                            ------------


Net Assets:         Net assets                                                                              $ 78,549,672
                                                                                                            ============


Capital:            Capital Shares (unlimited number of shares authorized) (Note 4):
                      Preferred Shares, par value $.05 per share (1,100 shares of AMPS*
                      issued and outstanding at $25,000 per share liquidation
                      preference)                                                                           $ 27,500,000
                      Common Shares, par value $.10 per share (4,024,856 shares
                      issued and outstanding)                                              $    402,486
                    Paid-in capital in excess of par                                         55,795,642
                    Undistributed investment income--net                                        269,382
                    Accumulated realized capital losses on investments--net (Note 5)         (9,036,147)
                    Unrealized appreciation on investments--net                               3,618,309
                                                                                           ------------
                    Total--Equivalent to $12.68 net asset value per Common Share
                    (market price--$11.625)                                                                   51,049,672
                                                                                                            ------------
                    Total capital                                                                           $ 78,549,672
                                                                                                            ============

                   *Auction Market Preferred Shares.

                    See Notes to Financial Statements.

STATEMENT OF OPERATIONS
                    For the Year Ended October 31, 1996
Investment          Interest and amortization of premium and discount earned                                $  4,584,654
Income (Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $    393,137
                    Commission fees (Note 4)                                                     71,126
                    Professional fees                                                            66,916
                    Accounting services (Note 2)                                                 50,554
                    Printing and shareholder reports                                             41,960
                    Transfer agent fees                                                          33,401
                    Trustees' fees and expenses                                                  22,997
                    Amortization of organization expenses (Note 1e)                              12,833
                    Custodian fees                                                                7,896
                    Listing fees                                                                 10,320
                                                                                           ------------
                    Total expenses                                                                               711,140
                                                                                                            ------------
                    Investment income--net                                                                     3,873,514
                                                                                                            ------------


Realized & Unreal-  Realized loss on investments--net                                                           (886,000)
ized Gain (Loss)    Change in unrealized appreciation on investments--net                                            109
on Investments--                                                                                            ------------
Net (Notes 1b,      Net Increase in Net Assets Resulting from Operations                                    $  2,987,623
1d & 3):                                                                                                    ============


                    See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                For the Year Ended
                                                                                                   October 31,
                    Increase (Decrease) in Net Assets:                                         1996             1995
Operations:         Investment income--net                                                 $  3,873,514     $  4,074,200
                    Realized loss on investments--net                                          (886,000)      (3,458,573)
                    Change in unrealized appreciation on investments--net                           109        8,950,224
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                      2,987,623        9,565,851
                                                                                           ------------     ------------


Dividends to        Investment income--net:
Shareholders          Common Shares                                                          (2,910,646)      (3,026,364)
(Note 1f):            Preferred Shares                                                         (966,790)      (1,062,765)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends
                    to shareholders                                                          (3,877,436)      (4,089,129)
                                                                                           ------------     ------------

Capital Share       Value of shares issued to Common Shareholders in reinvestment
Transactions        of dividends                                                                 72,730               --
(Note 4):                                                                                  ------------     ------------
                    Net increase in net assets derived from capital share
                    transactions                                                                 72,730               --
                                                                                           ------------     ------------


Net Assets:         Total increase (decrease) in net assets                                    (817,083)       5,476,722
                    Beginning of year                                                        79,366,755       73,890,033
                                                                                           ------------     ------------
                    End of year*                                                           $ 78,549,672     $ 79,366,755
                                                                                           ============     ============

                   *Undistributed investment income--net                                   $    269,382     $    273,304
                                                                                           ============     ============


                    See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
                                                                                                                 For the
                                                                                                                  Period
                    The following per share data and ratios have been derived                                    July 30,
                    from information provided in the financial statements.                                      1993++ to
                                                                               For the Year Ended October 31,    Oct. 31,
                    Increase (Decrease) in Net Asset Value:                      1996       1995        1994       1993
Per Share           Net asset value, beginning of period                      $  12.91   $  11.54    $  14.70   $  14.18
Operating                                                                     --------   --------    --------   --------
Performance:        Investment income--net                                         .97       1.01        1.05        .25
                    Realized and unrealized gain (loss) on
                    investments--net                                              (.23)      1.37       (3.08)       .64
                                                                              --------   --------    --------   --------
                    Total from investment operations                               .74       2.38       (2.03)       .89
                                                                              --------   --------    --------   --------
                    Less dividends and distributions to Common
                    Shareholders:
                      Investment income--net                                      (.73)      (.75)       (.86)      (.13)
                      Realized gain on investments--net                             --         --        (.06)        --
                                                                              --------   --------    --------   --------
                    Total dividends and distributions to
                    Common Shareholders                                           (.73)      (.75)       (.92)      (.13)
                                                                              --------   --------    --------   --------
                    Capital charge resulting from issuance
                    of Common Shares                                                --         --          --       (.05)
                                                                              --------   --------    --------   --------
                    Effect of Preferred Share activity:++++
                    Dividends and distributions to Preferred Shareholders:
                      Investment income--net                                      (.24)      (.26)       (.20)      (.03)
                      Realized gain on investments--net                             --         --        (.01)        --
                    Capital charge resulting from issuance of
                    Preferred Shares                                                --         --          --       (.16)
                                                                              --------   --------    --------   --------
                    Total effect of Preferred Share activity                      (.24)      (.26)       (.21)      (.19)
                                                                              --------   --------    --------   --------
                    Net asset value, end of period                            $  12.68   $  12.91    $  11.54   $  14.70
                                                                              ========   ========    ========   ========
                    Market price per share, end of period                     $ 11.625   $ 11.875    $ 10.875   $  15.00
                                                                              ========   ========    ========   ========


Total Investment    Based on market price per share                              3.98%     16.58%     (22.20%)      .92%+++
Return:**                                                                     ========   ========    ========   ========
                    Based on net asset value per share                           4.32%     19.44%     (15.76%)     4.62%+++
                                                                              ========   ========    ========   ========


Ratios to Average   Expenses, net of reimbursement                                .90%       .83%        .51%       .90%*
Net Assets:***                                                                ========   ========    ========   ========
                    Expenses                                                      .90%       .95%        .86%       .90%*
                                                                              ========   ========    ========   ========
                    Investment income--net                                       4.91%     5.332%       5.24%      5.27%*
                                                                              ========   ========    ========   ========


Supplemental        Net assets, net of Preferred Shares, end of period
Data:               (in thousands)                                            $ 51,050   $ 51,867    $ 46,390   $ 57,869
                                                                              ========   ========    ========   ========
                    Preferred Shares outstanding, end of
                    period (in thousands)                                     $ 27,500   $ 27,500    $ 27,500   $ 27,500
                                                                              ========   ========    ========   ========
                    Portfolio turnover                                         113.65%     73.19%      93.00%     22.31%
                                                                              ========   ========    ========   ========


Leverage:           Asset coverage per $1,000                                 $  2,856   $  2,886    $  2,687   $  3,104
                                                                              ========   ========    ========   ========


Dividends           Investment income--net                                    $    879   $    966    $    721   $    119
Per Shares on                                                                 ========   ========    ========   ========
Preferred Stock
Outstanding:++++++

                   *Annualized.
                  **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effect of sales loads.
                 ***Do not reflect the effect of dividends to Preferred Shareholders.
                  ++Commencement of Operations.
                ++++The Fund's Preferred Shares were issued on September 2, 1993.
              ++++++Dividends per share have been adjusted to reflect a two-for-
                    one stock split that occurred on December 1, 1994.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
MuniVest Pennsylvania Insured Fund (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund determines and makes available for publication the net asset value of its Common Shares on a weekly basis. The Fund's Common Shares are listed on the New York Stock Exchange under the symbol MVP. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired, or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.



NOTES TO FINANCIAL STATEMENTS (concluded)



(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses--Deferred organization expenses are amortized on a straight-line basis over a five-year period.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, Merrill Lynch, Pierce, Fenner & Smith Inc.
("MLPF&S"), and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1996 were $85,786,126 and $85,831,206, respectively.

Net realized and unrealized gains (losses) as of October 31, 1996 were as follows:

                                     Realized     Unrealized
                                      Losses        Gains

Long-term investments            $   (481,200)  $  3,618,309
Financial futures contracts          (404,800)            --
                                 ============   ============
Total                            $   (886,000)  $  3,618,309
                                 ============   ============


As of October 31, 1996, net unrealized appreciation for Federal income tax purposes aggregated $3,618,309, of which $3,766,405 related to appreciated securities and $148,096 related to depreciated securities. The aggregate cost of investments at October 31, 1996 for Federal income tax purposes was $71,658,465.

4. Capital Shares Transactions:
The Fund is authorized to issue an unlimited number of shares of beneficial interest, including Preferred Shares, par value $.10 per share, all of which were initially classified as Common Shares. The Board of Trustees is authorized, however, to reclassify any unissued shares of capital without approval of the holders of Common Shares.

Common Shares
For the year ended October 31, 1996, shares issued and outstanding increased by 5,823 to 4,024,856. At October 31, 1996, total paid-in capital amounted to $56,198,128.

Preferred Shares
Auction Market Preferred Shares ("AMPS") are Preferred Shares of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at October 31, 1996 was 3.35%.

As of October 31, 1996, there were 1,100 AMPS authorized, issued and outstanding with a liquidation preference of $25,000 per share.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the year ended October 31, 1996, MLPF&S, an affiliate of FAM, earned $48,089 as commissions.

5. Capital Loss Carryforward:
At October 31, 1996, the Fund had a net capital loss carryforward of approximately $8,545,000, of which $4,474,000 expires in 2002, $3,117,000 expires in 2003 and $954,000 expires in 2004. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:
On November 8, 1996, the Fund's Board of Trustees declared an ordinary income dividend to Common Shareholders in the amount of $.060203 per share, payable on November 27, 1996 to shareholders of record as of November 18, 1996.


<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

To the Board of Trustees and Shareholders,
MuniVest Pennsylvania Insured Fund:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniVest Pennsylvania Insured Fund as of October 31, 1996, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and the period July 30, 1993 (commencement of operations) to October 31, 1993. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniVest Pennsylvania Insured Fund as of October 31, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
December 3, 1996
</AUDIT-REPORT>